UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
 _____________________________

FORM 8-K/A
(Amendment No. 1)
_____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021
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MACQUARIE INFRASTRUCTURE HOLDINGS, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-32384	86-2708886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000

(Former name or former address, if changed since last report) : N/A
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 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Units, par value $0.001 per share	MIC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.
Macquarie Infrastructure Holdings, LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Holdings, LLC.

EXPLANATORY NOTE
On September 23, 2021, Macquarie Infrastructure Holdings, LLC (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to disclose the completion on September 23, 2021 of the previously announced sale (the “AA Transaction”) of all outstanding shares of common stock of its wholly owned subsidiary, Macquarie Infrastructure Corporation (“MIC Corp”) which, following the reorganization completed on September 22, 2021, holds the Company’s Atlantic Aviation business (the “AA Business”), to KKR Apple Bidco, LLC (“Purchaser”), a Delaware limited liability company controlled by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. pursuant to a Stock Purchase Agreement dated June 7, 2021 among Purchaser, the Company, MIC Corp, and, solely for specified provisions, MIC Hawaii Holdings, LLC, which holds the Company’s MIC Hawaii business.
This amendment is being filed by the Company to provide unaudited pro forma consolidated financial information giving effect to the AA Transaction. The information in the Initial 8-K remains unchanged and this amendment should be read in conjunction with the Initial 8-K.
Item 9.01  Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated condensed financial information of the Company, which gives effect to the AA Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
(d) Exhibits

99.1	Unaudited Pro Forma Consolidated Condensed Financial Statements
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE HOLDINGS, LLC

Date: September 27, 2021	By:	/s/ Christopher Frost
Name: Christopher Frost Title: Chief Executive Officer